FEDERATED INTERNATIONAL CAPITAL
APPRECIATION FUND

A Portfolio of Federated World Investment Series, Inc.

Class A Shares
Class B Shares
Class C Shares

Supplement to Prospectus dated February 1, 2007

Under the section entitled "Who Manages the Fund?" please remove all references to Alexandre de Bethmann from the "Portfolio Manger Information" section.




                                                                July 16, 2007

37150(7/07)




FEDERATED INTERNATIONAL CAPITAL
APPRECIATION FUND

A Portfolio of Federated World Investment Series, Inc.

Class A Shares
Class B Shares
Class C Shares

Supplement to Statement of Additional Information dated February 1, 2007

Under the section entitled "Portfolio Manger Information" please remove all references to Alexandre de Bethmann.



Under the section entitled "Securities in Which the Fund Invests" please add the following language to the "Special Transaction" section.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.







                                                                July 16, 2007

37149(7/07)